UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 15, 2009

SYMMETRICOM, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-02287	95-1906306
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2300 Orchard Parkway
San Jose, California 95131-1017
(Address of Principal Executive Offices)

(408) 433-0910
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.  Costs Associated with Exit or Disposal Activities.

On January 20, 2009, Symmetricom, Inc. (the “Company”) announced a restructuring plan to further streamline manufacturing operations and improve operational efficiencies.  As part of its ongoing outsourcing and operational efficiency program, the Company plans to eliminate approximately 100 positions, or about 11% of the Company’s total workforce.  The reductions will begin in January and will be complete by December 2009.   The Company expects to incur restructuring charges in the range of $6.5 to $7.5 million in connection with the plan, including approximately $5.0 million during the current fiscal year.   Total restructuring charges are expected to include $3.5 to $4.0 million in one-time termination benefits, approximately $2.5 million in asset impairment charges and $0.5 to $1.0 million in other restructuring related charges.  Total cash expenditures associated with the restructuring plan are expected to be $4.0 to $5.0 million.  Upon completion, the Company expects the restructuring and other actions to reduce annual costs by approximately $7.0 million.

A copy of the Company’s press release relating to the restructuring plan is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 20, 2009 – Symmetricom Announces Cost Reductions to Further Enhance Operational Business Model

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This Current Report on Form 8-K contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by those sections.  These forward-looking statements include statements concerning estimates of restructuring charges and annual cost reductions. The Company’s actual results could differ materially from those estimated in these forward-looking statements.  Factors that could cause future actual charges, cost reductions and results to differ materially from the results projected in or suggested by such forward-looking statements include reduced rates of demand for telecommunication products, cable products or test and measurement products, our customers’ ability and need to upgrade existing equipment, our ability to reduce manufacturing and operating costs, timing of orders, cancellation or delay of customer orders, loss of customers, customer acceptance of new products, recessionary pressures, geopolitical risks such as terrorist acts and the risk factors listed from time to time in the Company’s reports filed with the Securities and Exchange Commission, including the annual report on Form 10-K for the fiscal year ended June 29, 2008 and subsequent Forms 10-Q and Current Reports on Form 8-K.  Any and all forward-looking statements we make may turn out to be wrong.  You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2009	SYMMETRICOM, INC.

	By:	/s/ Justin Spencer
	Name:	Justin Spencer
	Title:	Executive Vice President, Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 20, 2009 – Symmetricom Announces Cost Reductions to Further Enhance Operational Business Model